UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2005

FRONTIER OIL CORPORATION
(Exact name of registrant as specified in its charter)

Wyoming	1-7627	74-1895085
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

10000 Memorial Drive, Suite 600 Houston, Texas		77024-3411
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (713) 688-9600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 14, 2005, the Board of Directors of Frontier Oil Company (“Frontier”) approved, subject to the approval by the shareholders of Frontier, an amendment to Frontier’s Restated Articles of Incorporation, as amended, to increase the number of authorized shares of Frontier’s common stock, without par value (the “Common Stock”) from 50,000,000 shares to 90,000,000 shares. At Frontier’s Special Meeting of Shareholders held on May 23, 2005, the shareholders of Frontier voted in favor of the aforementioned amendment to Frontier’s Restated Articles of Incorporation, as amended. Frontier has filed with the office of the Secretary of State of the State of Wyoming the Articles of Amendment to the Restated Articles of Incorporation of Frontier Oil Corporation (the “Amendment”) increasing the number of authorized shares of Frontier’s common stock from 50,000,000 to 90,000,000, with such amendment being effective as of May 23, 2005.

The above description of the Amendment is qualified in its entirety by the terms of the Amendment, which is filed as Exhibit 3.1 to, and incorporated by reference in, this Current Report on Form 8-K. A copy of the press release dated May 23, 2005 announcing shareholder approval of the Amendment is attached hereto as Exhibit 99.1 and incorporated herein by reference.
Item 8.01. Other Events

On April 15, 2005, Frontier issued a press release announcing that its Board of Directors approved a two-for-one stock split of its Common Stock, subject to approval by the shareholders on May 23, 2005 of the amendment to Frontier’s Restated Articles of Incorporation, as amended. The split is payable on June 17, 2005 to stockholders of record on May 23, 2005.

In accordance with Rule 416 promulgated under the Securities Act of 1933, as amended (the “Securities Act”), and Item 512 of Regulation S-K under the Securities Act, the number of shares of Common Stock registered for sale under the Securities Act by the following Registration Statements on Forms S-8 and S-3 will be deemed to be increased by the stock split to cover the additional shares resulting from the application of the stock split to the registered shares of Common Stock remaining unsold as of June 17, 2005 under the Registration Statements, as amended, listed below:

•	Registration Statement on Form S-3 (File No. 333-80253) filed with the Securities and Exchange Commission on June 9, 1999;

•	Registration Statement on Form S-8 (File No. 333-83971) filed with the Securities and Exchange Commission on July 29, 1999;

•	Registration Statement on Form S-8 (File No. 333-36204) filed with the Securities and Exchange Commission on May 3, 2000;

•	Registration Statement on Form S-8 (File No. 333-56946) filed with the Securities and Exchange Commission on March 13, 2001;

•	Registration Statement on Form S-8 (File No. 333-59290) filed with the Securities and Exchange Commission on April 20, 2001; and

•	Registration Statement on Form S-8 (File No. 333-89876) filed with the Securities and Exchange Commission on June 6, 2002.

The foregoing Registration Statements, each of which incorporates this Current Report on Form 8-K, are hereby amended pursuant to Rule 416 promulgated under the Securities Act and Item 512 of Regulation S-K under the Securities Act to increase the number of shares of Common Stock registered thereunder to reflect the effects of the stock split.

Item 9.01.	Financial Statements and Exhibits

Exhibit Number	Description
3.1	Articles of Amendment to the Restated Articles of Incorporation of Frontier Oil Corporation.
99.1	Press Release of Frontier Oil Corporation dated May 23, 2005 announcing shareholder approval of additional authorized shares.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRONTIER OIL CORPORATION

By: /s/ James R. Gibbs
James R. Gibbs
Chairman of the Board, President and Chief Executive Officer

Date: May 24, 2005